As filed with the Securities and Exchange Commission on October 17, 2013

Registration No. 333-191109

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2 to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ADS Waste Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	4953	90-0875845
(State or other jurisdiction of incorporation or organization)	(Primary standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

90 Fort Wade Road

Ponte Vedra, Florida 32081

(904) 737-7900

(Address and telephone number of Registrant’s principal executive offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

Scott Friedlander

Vice President, General Counsel and Secretary

ADS Waste Holdings, Inc.

90 Fort Wade Road

Ponte Vedra, Florida 32801

(Name, address and telephone number of agent for service)

with a copy to:

JD DeSantis

Richard Alsop

Shearman & Sterling LLP

599 Lexington Avenue

New York, New York 10022

(212) 848-4000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Explanatory Note

This Amendment No. 2 is being filed solely for the purpose of filing part one of Exhibit 10.3 to the Registration Statement (Commission File No. 333-191109). No changes or additions are being made hereby to the Prospectus constituting Part I of the Registration Statement (not included herein) or to Items 20 or 22 of Part II of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

ADS Waste Holdings, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer, Treasurer and Director (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Christopher Beall	Director	October 17, 2013

* Walter H. Hall, Jr.	Chief Operating Officer and Director	October 17, 2013

* John Miller	Director	October 17, 2013

* Matthew Rinklin	Director	October 17, 2013

* Robert Wholey	Director	October 17, 2013

* Bret Budenbender	Director	October 17, 2013

* Jared Parker	Director	October 17, 2013

* Richard Burke	President and Director	October 17, 2013

* Wilson Quintella Filho	Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

ADS Renewable Energy - Eagle Point, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Renewable Energy, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

ADS Renewable Energy - Stones Throw, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Renewable Energy, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

ADS Renewable Energy - Wolf Creek, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Renewable Energy, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

ADS Solid Waste of NJ, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Recycling Services Atlanta, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Recycling Services, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Recycling Services Gulf Coast, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Recycling Services, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Recycling Services, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Alabama CATS, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Stone’s Throw Landfill, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Alabama EATS, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Stone’s Throw Landfill, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Alabama Holdings, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Alabama, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Alabama Holdings, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Arbor Hills Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Atlanta, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Augusta, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Biloxi MRF, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Biloxi Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Birmingham, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Blackfoot Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Blue Ridge Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Carolinas Holdings, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Carolinas, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* ADS Carolinas Holdings, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Cedar Hill Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Central Florida, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Chestnut Valley Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Cobb County Recycling Facility, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Cobb County Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Cranberry Creek Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Midwest, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Cypress Acres Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Eagle Bluff Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services East, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Emerald Park Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Midwest, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Evergreen Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Georgia Holdings, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Glacier Ridge Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Midwest, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Greentree Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Midwest, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Gulf Coast, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Gwinnett Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Hancock County, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Hickory Meadows Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Midwest, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Hoosier Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Jackson, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Jacksonville, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Jones Road, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Lancaster Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Midwest, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Lehigh Valley, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Lithonia Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Macon, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Magnolia Ridge Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Evergreen Landfill, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Mallard Ridge Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Maple Hill Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Middle Georgia, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Midwest, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* MWStar Waste Holdings Corp. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Milledgeville Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Mississippi, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Mobile Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Morehead Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services National Accounts Holdings, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services National Accounts, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services National Accounts, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services National Accounts Holdings, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services North Alabama Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services North Florida, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services North Georgia, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Oak Ridge Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Orchard Hills Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Pasco County, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Pecan Row Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Midwest, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Pontiac Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Prattville C&D Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Randolph County, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Carolinas Holdings, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Renewable Energy, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Rogers Lake, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Rolling Hills Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Selma Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Seven Mile Creek Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Midwest, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Shippensburg, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* NEWS PA Holdings, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Skippack, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Smyrna Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Solid Waste Leasing Corp.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Solid Waste Midwest, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Midwest, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Solid Waste of PA, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Solid Waste Southeast, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Somerset, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services South Carolina, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* SSI Southland Holdings, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services South, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Star Ridge Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Stateline, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Sumner Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Taylor County Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Midwest, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Tennessee Holdings, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Tennessee, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Tennessee Holdings, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Valley Meadows Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Midwest, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Valley View Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Vasko Rubbish Removal, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Vasko Solid Waste, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Wayne County Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Advanced Disposal Services Zion Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Arrow Disposal Service, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Alabama Holdings, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Baton Rouge Renewable Energy LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Renewable Energy, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Burlington Transfer Station, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Cartersville Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Caruthers Mill C&D Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Champion Transfer Station, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Coastal Recyclers Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Community Refuse Service, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Community Refuse Service, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* NEWS PA Holdings, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Diller Transfer Station

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Doraville Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Eagle Point Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Eastern Trans-Waste of Maryland, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Eco-Safe Systems, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Tennessee, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Firetower Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Hall County Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Eagle Point Landfill, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Harmony Landfill, LP

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Highstar Royal Oaks I, Inc. By: Scott Friedlander Authorized Signatory	Partner	October 17, 2013

* Highstar Royal Oaks II, Inc. By: Scott Friedlander Authorized Signatory	Partner	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Highstar Galante, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Highstar Royal Oaks I, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Highstar Royal Oaks II, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Highstar Waste Acquisition Corp.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Hinkle Transfer Station, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

HWStar Holdings Corp.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

IWStar Waste Holdings Corp.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Jones Road Landfill and Recycling, Ltd.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Jacksonville, LLC By: Scott Friedlander Authorized Signatory	Partner	October 17, 2013

* Advanced Disposal Services Jones Road, LLC By: Scott Friedlander Authorized Signatory	Partner	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Land and Gas Reclamation, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 16, 2013.

Landsouth, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 16, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 16, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 16, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 16, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 16, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Middleton, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Moretown Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Mostoller Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Mostoller Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* NEWS PA Holdings, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

MWStar Wast Holdings Corp.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Nassau County Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

NEWS MA Holdings, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

NEWS Mid-Atlantic Holdings, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

NEWS North East Holdings, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

NEWS PA Holdings, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

NEWStar Waste Holdings Corp.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

North East Waste Services, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

North East Waste Transport, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Old Kings Road Solid Waste, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Old Kings Road, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Old Kings Road, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Oxford Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* NEWS MA Holdings, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Parker Sanitation II, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Pasco Lakes Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

PDC Disposal Co., Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Site Services, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* SSI Southland Holdings, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Somerset Hauling, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

South Hadley Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* NEWS MA Holdings, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

South Suburban, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Landsouth, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

SSI Southland Holdings, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

St. Johnsbury Transfer Station, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Stone’s Throw Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services Alabama Holdings, LLC By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Summit, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Superior Waste Services of New York City, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Tallassee Waste Disposal Center, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Trestle Park Carting, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Trestle Transport, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Turkey Trot Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Vermont Hauling, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Waitsfield Transfer Station, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

WBLF Acquisition Company, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* NEWS Mid-Atlantic Holdings, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Welcome All Transfer Station, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Western Maryland Waste Systems, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Highstar Waste Acquisition Corp. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

Wolf Creek Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Advanced Disposal Services South, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

WSI Medical Waste Systems, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

WSI of New York, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

WSI Sandy Run Landfill, Inc.

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Vice President, General Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* Scott Friedlander	Vice President, General Counsel, Secretary and Director	October 17, 2013

* Christian B. Mills	Deputy General Counsel, Assistant Secretary and Director	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ponte Vedra, State of Florida, on October 17, 2013.

WSI Sandy Run Landfill, LLC

By:	/s/ Scott Friedlander
Name:	Scott Friedlander
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Charles C. Appleby	Chief Executive Officer (Principal Executive Officer)	October 17, 2013

* Steven R. Carn	Chief Financial Officer and Treasurer (Principal Financial Officer)	October 17, 2013

* Matthew Gunnelson	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	October 17, 2013

* NEWS PA Holdings, Inc. By: Scott Friedlander Authorized Signatory	Sole Member	October 17, 2013

*By:	/s/ Scott Friedlander

Scott Friedlander As Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1	Certificate of Incorporation of ADS Waste Holdings, Inc.**

3.2	Bylaws of ADS Waste Holdings, Inc.**

3.3-3.332	Organizational Documents and Bylaws of Additional Registrants (See Table of Additional Registrants in the forepart of this Registration Statement)**

4.1	Indenture, dated as of October 9, 2012, between ADS Waste Escrow Corp. and Wells Fargo Bank, National Association, as trustee.**

4.2	Supplemental Indenture, dated as of November 20, 2012 between ADS Waste Holdings, Inc., and Wells Fargo Bank, National Association, as trustee.**

4.3	Supplemental Indenture, dated as of November 20, 2012 among certain subsidiaries of ADS Waste Holdings, Inc., as guarantors, and Wells Fargo Bank, National Association, as trustee.**

4.4	Registration Rights Agreement, dated as of October 9, 2012, between ADS Waste Escrow Corp. and Deutsche Bank Securities, Inc., as representative of the initial purchasers.**

5.1	Opinion of Shearman & Sterling LLP as to the validity of the securities being offered.**

5.2	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC as to matters of South Carolina law.**

5.3	Opinion of Balch & Bingham LLP as to matters of Alabama law.**

5.4	Opinion of Bass, Berry & Sims PLC as to matters of Tennessee law.**

5.5	Opinion of DeWitt, Ross & Stevens S.C. as to matters of Wisconsin law.**

5.6	Opinion of Husch Blackwell LLP as to matters of Missouri law.**

5.7	Opinion of Ice Miller LLP as to matters of Indiana law.**

5.8	Opinion of McCarter & English, LLP as to matters of New Jersey and Pennsylvania law.**

5.9	Opinion of Miller & Wells, PLLC as to matters of Kentucky law.**

5.10	Opinion of Oppenheimer Wolff & Donnelly LLP as to matters of Minnesota law.**

5.11	Opinions of Richards, Layton & Finger, P.A. as to matters of Delaware law.**

5.12	Opinion of Rogers Towers, P.A. as to matters of Florida and Georgia law.**

5.13	Opinion of Saul Ewing LLP as to matters of Maryland law.**

5.14	Opinion of Varnum LLP as to matters of Michigan law.**

5.15	Opinion of Winston & Strawn, LLP as to matters of Illinois and North Carolina law.**

10.1	Senior Secured Credit Agreement, dated as of October 9, 2012, among ADS Waste Escrow Corp. II, as escrow borrower, ADS Waste Holdings, Inc., as borrower upon the acquisition date, Advanced Disposal Waste Holdings Corp., as intermediate holdings upon the acquisition date, the lenders party thereto, Deutsche Bank Trust Company, Americans, as administrative agent and collateral agent, Deutsche Bank Securities Inc., Macquarie Capital (USA) Inc., UBS Securities LLC, Barclays Bank PLC and Credit Suisse Securities (USA) LLC, as joint bookrunners and joint lead arrangers, Macquarie Capital (USA) Inc. and UBS Securities LLC, as co-syndication agents, and Barclays Bank PLC and Credit Suisse Securities (USA) LLC, as co-documentation agents.*

1

Exhibit Number	Description of Exhibits

10.2	Amendment No. 1, dated as of February 8, 2013, to the credit agreement, dated as of October 9, 2012, among ADS Waste Holdings, Inc., Advanced Disposal Waste Holdings Corp., the several banks and other financial institutions or entities from time to time parties to the Credit Agreement and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, issuing bank and swing line lender**

10.3	Share Purchase Agreement, dated as of July 18, 2012, by and among Veolia Environmental Services North America Corp., VES Solid Waste Holdings, LLC, and Star Atlantic Waste Holdings II, L.P. (Part One)*

10.3	Share Purchase Agreement, dated as of July 18, 2012, by and among Veolia Environmental Services North America Corp., VES Solid Waste Holdings, LLC, and Star Atlantic Waste Holdings II, L.P. (Part Two)***

10.3	Share Purchase Agreement, dated as of July 18, 2012, by and among Veolia Environmental Services North America Corp., VES Solid Waste Holdings, LLC, and Star Atlantic Waste Holdings II, L.P. (Part Three)***

10.4	Amendment, dated as of November 20, 2012, to the Share Purchase Agreement, dated as of July 18, 2012, by and among Veolia Environmental Services North America Corp., VES Solid Waste Holdings, LLC, and Star Atlantic Waste Holdings II, L.P.**

10.5	Form of Indemnity Agreement for Directors and Executive Officers of ADS Waste Holdings, Inc.**

10.6	Executive Employment Agreement for Charles Appleby, dated November 20, 2012**

10.7	Executive Employment Agreement for Richard Burke, dated November 20, 2012**

10.8	Executive Employment Agreement for Walter Hall Jr., dated November 20, 2012**

10.9	Executive Employment Agreement for Steven Carn, dated November 20, 2012**

10.10	Executive Employment Agreement for Mary O’Brien, dated November 20, 2012**

10.11	Executive Employment Agreement for Scott Friedlander, dated November 20, 2012**

10.12	2012 ADS Waste Holdings Corp. Stock Incentive Plan**

10.13	Amended and Restated Share Price Protection Agreement, between the Company and Charles Appleby, dated December 20, 2012**

10.14	Form of Senior Management Stock Option Award Agreement (for Substituted Option) under the Advanced Disposal Waste Holdings Corp. 2012 Stock Incentive Plan**

10.15	Form of Management Stock Option Award Agreement, Annual Award (for Substituted Option) under the Advanced Disposal Waste Holdings Corp. 2012 Stock Incentive Plan**

10.16	Form of Management Stock Option Award Agreement, Strategic Performance Award (Post-2009) (for Substituted Option) under the Advanced Disposal Waste Holdings Corp. 2012 Stock Incentive Plan**

10.17	Form of Management Stock Option Award Agreement/Strategic Performance Award (Pre-2010) (for Substituted Option) under the Advanced Disposal Waste Holdings Corp. 2012 Stock Incentive Plan**

10.18	Form of Senior Management Stock Option Award Agreement under the Advanced Disposal Waste Holdings Corp. 2012 Stock Incentive Plan**

2

Exhibit Number	Description of Exhibits

10.19	Form of Management Stock Option Award Agreement, Strategic Performance Award under the Advanced Disposal Waste Holdings Corp. 2012 Stock Incentive Plan**

10.20	Form of Management Stock Option Award Agreement, Annual Award under the Advanced Disposal Waste Holdings Corp. 2012 Stock Incentive Plan**

12.1	Computation of Ratio of Earnings to Fixed Charges**

16.1	Letter re Change in Certifying Accountant**

21.1	Subsidiaries of ADS Waste Holdings, Inc.**

23.1	Consent of Ernst & Young LLP**

23.2	Consent of PricewaterhouseCoopers LLP**

23.3	Consent of Shearman & Sterling LLP (included in Exhibit 5.1)

23.4	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included in Exhibit 5.2)

23.5	Consent of Balch & Bingham LLP (included in Exhibit 5.3)

23.6	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.4)

23.7	Consent of DeWitt, Ross & Stevens S.C. (included in Exhibit 5.5)

23.8	Consent of Husch Blackwell LLP (included in Exhibit 5.6)

23.9	Consent of Ice Miller LLP (included in Exhibit 5.7)

23.10	Consent of McCarter & English, LLP (included in Exhibit 5.8)

23.11	Consent of Miller & Wells PLLC (included in Exhibit 5.9)

23.12	Consent of Oppenheimer Wolff & Donnelly LLP (included in Exhibit 5.10)

23.13	Consents of Richards, Layton & Finger, P.A. (included in Exhibit 5.11)

23.14	Consent of Rogers Towers, P.A. (included in Exhibit 5.12)

23.15	Consent of Saul Ewing LLP (included in Exhibit 5.13)

23.16	Consent of Varnum LLP (included in Exhibit 5.14)

23.17	Consent of Winston & Strawn LLP (included in Exhibit 5.15)

24.1	Powers of Attorney (included on signature pages)**

25.1	Form T-1 Statement of Eligibility and Qualification under Trust Indenture Act of 1939, as amended, of Wells Fargo Bank, National Association, as trustee**

99.1	Form of Letter of Transmittal**

99.2	Form of Notice of Guaranteed Delivery**

99.3	Form of Letter to Clients**

99.4	Form of Letter to Registered Holders**

99.5	Form of Letter from Beneficial Owner**

*	Filed herewith.
**	Previously filed.
***	To be filed in amendment.

3